Exhibit 99.1
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick Group Ltd.                               Case No. 03-12636 (MFW)
       ----------------------                                     --------------
                                                Reporting Period: December 2003
                                                                  --------------

                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Document      Explanation
Required Documents                                                          Form No.               Attached       Attached
----------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR-1                  Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (Con't)          Yes
     Copies of bank statements                                                                     N/A
     Cash disbursements journals                                                                   N/A
Statement of Operations                                                     MOR-2                  Yes
Balance Sheet                                                               MOR-3                  Yes
Status of Postpetition Taxes                                                MOR-4                  N/A
     Copies of IRS Form 6123 or payment receipt                                                    N/A
     Copies of tax returns filed during reporting period                                           N/A
Summary of Unpaid Postpetition Debts                                        MOR-4                  Yes
     Listing of aged accounts payable                                                              Yes
Accounts Receivable Reconciliation and Aging                                MOR-5                  Yes
Debtor Questionnaire                                                        MOR-5                  Yes
----------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                  January 20, 2004
-----------------------------------------          -----------------------------
Signature of Debtor                                Date

/s/ Alan L. Hunte                                  January 20, 2004
-----------------------------------------          -----------------------------
Signature of Joint Debtor                          Date

/s/ Alan L. Hunte                                  January 20, 2004
-----------------------------------------          -----------------------------
Signature of Authorized Individual*                Date

Alan L. Hunte                                      January 20, 2004
-----------------------------------------          -----------------------------
Printed Name of Authorized Individual*             Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

In re: Trenwick Group Ltd                               Case No. 03-12636 (MFW)
Schedule of Cash Receipts & Disbursements               Rep Per  December 2003

                                               Bank Accounts
                                  Operating        Payroll        Tax     Other
                                -----------------------------------------------

  Cash - Beg of Month           124,420.94           --            NA      NA
                                -----------------------------------------------

       Receipts:
      Cash Sales                        --           --            --      --
     Accounts Rec                       --           --            --      --
   Loans & Advances                     --           --            --      --
    Sale of Assets                      --           --            --      --
         Other                                       --            --      --
       Transfers                        --           --            --      --
                                -----------------------------------------------

    Total Receipts                      --           --
                                -----------------------------------------------

    Disbursements:
      Net Payroll                       --           --            --      --
     Payroll Taxes                      --           --            --      --
Sales, Use, & Other Tax                 --           --            --      --
  Inventory Purchases                   --           --            --      --
 Secured Rental/Leases                  --           --            --      --
       Insurance                        --           --            --      --
    Administrative                      --           --            --      --
        Selling                         --           --            --      --
         Other                          --           --            --      --
 Transfers to P/R Acct                  --           --            --      --
   Professional Fees                    --           --            --      --
      Court Costs                       --           --            --      --
                                -----------------------------------------------

 Total Disbursements:                   --           --            --      --
                                -----------------------------------------------

    Net Cash Flow:                      --           --            --      --
                                -----------------------------------------------

  Cash: End of Month            124,420.94           --            --      --
                                ===============================================

                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd
Bank Reconciliations
December 2003

The following Chase Accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance      $    124,420.94

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

     Trenwick Group Ltd.                                 Case No. 03-12636 (MFW)
----------------------------                                      --------------
          Debtor                                Reporting Period: December 2003
                                                                  --------------

                               (Income Statement)

=====================================================================================
                                                      Month Ended        Cumulative
REVENUES                                             December 2003     Filing to Date
=====================================================================================
Gross Revenues                                       $         --       $   (567,222)
-------------------------------------------------------------------------------------
Less: Returns and Allowances                                   --                 --
-------------------------------------------------------------------------------------
Net Revenue                                          $         --       $   (567,222)
-------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                --
-------------------------------------------------------------------------------------
Beginning Inventory                                            --                 --
-------------------------------------------------------------------------------------
Add: Purchases                                                 --                 --
-------------------------------------------------------------------------------------
Add:Cost of Labor                                              --                 --
-------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                           --                 --
-------------------------------------------------------------------------------------
Less: Ending Inventory                                         --                 --
-------------------------------------------------------------------------------------
Cost of Goods Sold                                             --                 --
-------------------------------------------------------------------------------------
Gross Profit                                                   --           (567,222)
-------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------
Advertising                                                    --                 --
-------------------------------------------------------------------------------------
Auto and Truck Expense                                         --             13,522
-------------------------------------------------------------------------------------
Bad Debts                                                      --                 --
-------------------------------------------------------------------------------------
Contributions                                                  --                 --
-------------------------------------------------------------------------------------
Employee Benefits Programs                                (28,964)           139,984
-------------------------------------------------------------------------------------
Insider compensation*                                          --             68,710
-------------------------------------------------------------------------------------
Insurance                                                  13,963            378,041
-------------------------------------------------------------------------------------
Management Fees/Bonuses                                        --                 --
-------------------------------------------------------------------------------------
Office Expense                                                312              7,667
-------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                 --                 --
-------------------------------------------------------------------------------------
Repairs and Maintenance                                        --                 --
-------------------------------------------------------------------------------------
Rent and Lease Expense                                         --                 --
-------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                      --              8,054
-------------------------------------------------------------------------------------
Supplies                                                      741              2,768
-------------------------------------------------------------------------------------
Taxes-Payroll                                                  --                 --
-------------------------------------------------------------------------------------
Taxes-Real Estate                                              --                 --
-------------------------------------------------------------------------------------
Taxes-Other                                                 9,227             15,957
-------------------------------------------------------------------------------------
Travel and Entertainment                                       --                 --
-------------------------------------------------------------------------------------
Utilities                                                      --                 --
-------------------------------------------------------------------------------------
Other (attach schedule)                                    92,592          2,055,184
-------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation               87,871          2,689,887
-------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                       129,529            568,255
-------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses          (217,400)        (3,825,364)
-------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------------
Other Income (attach schedule)                        (37,372,982)       (53,117,808)
-------------------------------------------------------------------------------------
Interest Expense                                               --                 --
-------------------------------------------------------------------------------------
Other Expense (attach schedule)                                --         33,099,059
-------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items         (37,590,383)       (90,042,231)
-------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------------
Professional Fees                                              --                 --
-------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                    --                 --
-------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                            --
-------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                    140              3,146
-------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                              --                 --
-------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                --             43,834
-------------------------------------------------------------------------------------
Total Reorganization Expenses                                (140)            40,688
-------------------------------------------------------------------------------------
Income Taxes                                                   --                 --
-------------------------------------------------------------------------------------
Net Profit (Loss)                                    $(37,590,242)      $(90,082,919)
=====================================================================================

* Insider compensation includes amounts paid to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 27 officers which were not included in this amount.

** Represents amounts charged by Trenwick affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

     Trenwick Group Ltd.                                 Case No. 03-12636 (MFW)
----------------------------                                      --------------
          Debtor                                 Reporting Period: December 2003
                                                                  --------------

                  STATEMENT OF OPERATIONS - continuation sheet

================================================================================
                                               Month Ended          Cumulative
BREAKDOWN OF "OTHER" CATEGORY                  December 2003      Filing to Date
================================================================================

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Fees                                            92,592          2,054,231
--------------------------------------------------------------------------------
Data Processing                                           --                953
--------------------------------------------------------------------------------
Total Other Expenses                                  92,592          2,055,184
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                    (37,372,982)       (53,117,808)
--------------------------------------------------------------------------------
Total Other Income                               (37,372,982)       (53,117,808)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loss on Sale of Trenwick International Ltd.               --         33,099,059
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                                   --             43,834
--------------------------------------------------------------------------------

================================================================================

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

     Trenwick Group Ltd.                              Case No. 03-12636 (MFW)
----------------------------                                   -----------------
          Debtor                             Reporting Period: December 31, 2003
                                                               -----------------

                                 BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------
                                                                              BOOK VALUE AT END OF         BOOK VALUE ON
                             ASSETS                                         CURRENT REPORTING MONTH        PETITION DATE
------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                             --                      --
------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                            613,945                 655,336
------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                219,092                (591,090)
------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                              --                      --
------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                   --                      --
------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                          85,744               1,088,137
------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                 2,156,165               2,200,000
------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                        --                   3,861
------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                               $   3,074,946           $   3,356,244
------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                --                      --
------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                       --                      --
------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                  73,467                  82,181
------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                        --                      --
------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                      --                      --
------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                            (39,796)                (33,020)
------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                         $      33,671           $      49,161
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                            --                      --
------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                       119,122,375             220,135,876
------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                 $ 119,122,375           $ 220,135,876
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $ 122,230,992           $ 223,541,281
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                              BOOK VALUE AT END OF         BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                CURRENT REPORTING MONTH        PETITION DATE
------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                              --                      --
------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                           --                      --
------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                 --                   4,900
------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                 --                      --
------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                              --                      --
------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                     --                      --
------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                             --                      --
------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                      --                      --
------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                          11,562                      --
------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                     $      11,562           $       4,900
------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                  --                      --
------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                 --                      --
------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                       216,652,655             216,896,055
------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                     $ 216,652,655           $ 216,896,055
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    216,664,217             216,900,955
------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                          3,673,000               3,676,102
------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                           574,262,130             574,823,017
------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                     --                      --
------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                        --                      --
------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                    (551,923,031)           (551,923,031)
------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                    (90,082,919)                     --
------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                        (30,362,405)            (19,935,762)
------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                         --                      --
------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                   $ (94,433,225)          $   6,640,326
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                               $ 122,230,992           $ 223,541,281
========================================================================================================================

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.


     Trenwick Group Ltd.                              Case No. 03-12636 (MFW)
----------------------------                                   -----------------
          Debtor                             Reporting Period: December 31, 2003
                                                               -----------------

                       BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------------------
                                                       BOOK VALUE AT END OF           BOOK VALUE ON
                    ASSETS                           CURRENT REPORTING MONTH          PETITION DATE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------------------
Accrued Investment Income                                             --                      3,861
----------------------------------------------------------------------------------------------------
                                                                      --              $       3,861
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------
Prepaid Deposits                                                  19,622                     19,622
----------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                   116,408,598                215,156,938
----------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                     2,694,155                  4,959,316
----------------------------------------------------------------------------------------------------
                                                             119,122,375              $ 220,135,876
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                        BOOK VALUE AT END OF          BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH         PETITION DATE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------------------
Accrued Expenses                                               1,056,327                  1,299,727
----------------------------------------------------------------------------------------------------
Interest Payable                                               2,276,323                  2,276,323
----------------------------------------------------------------------------------------------------
Due to Affiliates                                             94,479,224                 94,479,224
----------------------------------------------------------------------------------------------------
                                                             216,652,655                216,896,055
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------
Due to Affiliates                                                 11,562                         --
----------------------------------------------------------------------------------------------------
                                                                  11,562                         --
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------------------
Deferred Compensation                                           (242,975)                (1,125,099)
----------------------------------------------------------------------------------------------------
Equity in Subsidiary                                         (30,119,430)               (18,810,663)
----------------------------------------------------------------------------------------------------
                                                             (30,362,405)               (19,935,762)
----------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

In re   Trenwick Group Ltd.                              Case No. 03-12636 (MFW)
     -----------------------                                      --------------
            Debtor                              Reporting Period: December 2003
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

------------------------------------------------------------------------------------------------------------------------
                                                Beginning     Amount
                                                   Tax      Withheld or                           Check. No   Ending Tax
                                                Liability     Accrued    Amount Paid   Date Paid    or EFT     Liability
========================================================================================================================
Federal
------------------------------------------------------------------------------------------------------------------------
Withholding                                        --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                      --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                      --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
Unemployment                                       --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
Income                                             --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
Other:                                             --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                              --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
State and Local
------------------------------------------------------------------------------------------------------------------------
Withholding                                        --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
Sales                                              --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
Excise                                             --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
Unemployment                                       --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
Real Property                                      --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
Personal Property                                  --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
Other:                                             --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
  Total State and Local                            --            --            --                                  --
------------------------------------------------------------------------------------------------------------------------
Total Taxes                                        --            --            --                      --          --
------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

------------------------------------------------------------------------------------------------------------------------
                                                                        Number of Days Past Due
                                                ========================================================================
                                                   Current       0-30         31-60      61-90      Over 90     Total
------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                4,761         7,586            --          --          --      12,347
------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                                      --
------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                      --
------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                             --
------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                            --
------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                          --
------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                  --
------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                            --
------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                             --
------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                             --
------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                        4,761         7,586            --          --          --      12,347
------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Listing of aged accounts payable
Trenwick Group Ltd.

      Vendor        Invoice Date        Services         Invoice Number        Amount            Activity
      ------        ------------        --------         --------------        ------            --------

     Equiserve       10/13/2003    September Service         159415           5,925.87      Transfer Agency Fee
        CCH          10/21/2003          TGL 8K              7239715          1,143.74       TGL 8k reporting
        CCH          10/21/2003      Lasalle Re 8k           7239713            516.22     LaSalle Re Holding 8k
                                                                           -----------
                                                           31-60 days         7,585.83

      Deracom         11/5/2003        10/27/2003        11014-37201-03         210.00           Limo svc
     Equiserve       11/13/2003     October service          160816           3,810.21      Transfer Agency Fee
        CCH           11/5/2003      October TGL 8k          7258245            740.94     Filing fee for TGL 8k
                                                                           -----------
                                                            0-30 days         4,761.15
                                                                           -----------

                                                              Total        $ 12,346.98
                                                                           ===========

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

     Trenwick Group Ltd.                                 Case No. 03-12636 (MFW)
----------------------------                                      --------------
          Debtor
                                                 Reporting Period: December 2003
                                                                  --------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

======================================================================================      ===============
Accounts Receivable Reconciliation                                                               Amount
======================================================================================      ===============
Total Accounts Receivable at the beginning of the reporting period                           $  311,687.39
--------------------------------------------------------------------------------------      ---------------
+ Amounts billed during the peiod                                                               (92,595.62)
--------------------------------------------------------------------------------------      ---------------
- Amounts collected during the peiod                                                                    --
--------------------------------------------------------------------------------------      ---------------
Total Accounts Receivable at the end of the reporting period                                    219,091.77
--------------------------------------------------------------------------------------      ---------------

======================================================================================      ===============
Accounts Receivable Aging                                                                        Amount
======================================================================================      ===============
0 - 30 days old                                                                                         --
--------------------------------------------------------------------------------------      ---------------
31 - 60 days old                                                                                        --
--------------------------------------------------------------------------------------      ---------------
61 - 90 days old                                                                                 50,513.11
--------------------------------------------------------------------------------------      ---------------
91 + days old                                                                                 9,611,100.66
--------------------------------------------------------------------------------------      ---------------
Total Accounts Receivable                                                                     9,661,613.77
--------------------------------------------------------------------------------------      ---------------
Amount considered uncollectible (Bad Debt)                                                   (9,442,522.00)
--------------------------------------------------------------------------------------      ---------------
Accounts Receivable (Net)                                                                       219,091.77
--------------------------------------------------------------------------------------      ---------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------      ---------------
Must be completed each month                                                                   Yes      No
--------------------------------------------------------------------------------------      ---------------
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.                                            X
--------------------------------------------------------------------------------------      ---------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                        X
--------------------------------------------------------------------------------------      ---------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.                                                                                         X
--------------------------------------------------------------------------------------      ---------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                      X
--------------------------------------------------------------------------------------      ---------------

                                                                      FORM MOR-5
                                                                          (9/99)